Share capital	9 Months Ended
Sep. 30, 2021
Equity [Abstract]
Share capital	Share capital
    The Company can acquire up to 10% of its outstanding ordinary shares (by way of redemption), in accordance with Irish law, the United States securities laws, and the Company’s constitutional documents through open market share acquisitions.

On July 1, 2021, the Company completed its Merger with PRA. In accordance with the terms of the Merger Agreement, the Company issued 27,372,427 shares of the Company’s ordinary share capital at par value in exchange for all outstanding PRA shares of common stock.

    On January 8, 2019, the Company commenced a share buyback program of up to 1.0 million ordinary shares which was completed during the year ended December 31, 2019 for total consideration of $141.6 million. On October 22, 2019, the Company commenced a further share buyback program. At December 31, 2019, 35,100 ordinary shares were redeemed for a total consideration of $5.3 million. During the year ended December 31, 2020, 1,235,218 ordinary shares were redeemed by the Company under this buyback program for a total consideration of $175.0 million.

During the nine months ended September 30, 2021, no ordinary shares were redeemed by the Company under this buyback program. The buyback program gives a broker authority to acquire the Company’s ordinary shares from time to time on the open market in accordance with agreed terms and limitations. All ordinary shares that were redeemed under the buyback program were canceled in accordance with the Constitution of the Company and the nominal value of these shares transferred to other undenominated capital reserve as required under Irish Company Law.